UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

288 Grove Street, Suite 388

Braintree, MA 02184

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MBOT	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 17, 2023, in connection with the expiration of its universal shelf registration statement on Form S-3 (File No. 333-250966) that was filed with the Securities and Exchange Commission (the “SEC”) on November 25, 2020 (the “2020 Registration Statement”), Microbot Medical Inc. (the “Company”) filed a new universal shelf registration statement on Form S-3 (File No. 333-275634) (the “2023 Registration Statement”), which was declared effective by the SEC on December 4, 2023. On July 1, 2024, the Company filed with the SEC a prospectus supplement relating to the Company’s “at the market offering” program (the “ATM Program”), which was previously registered under the 2020 Registration Statement. The prospectus supplement covers the offering of shares of the Company’s common stock under the ATM Program.

Sales of the shares of common stock under the ATM Program, if any, will be made by means of transactions that are deemed to be an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on or through the Nasdaq Capital Market, the existing trading market for our common stock, sales made to or through a market maker other than on an exchange or otherwise, directly to Wainwright as principal, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or in any other method permitted by law. The shares that may be sold under the ATM Program have an aggregate offering price of up to $4,819,905.

The Company previously entered into an At the Market Offering Agreement dated June 10, 2021, as amended on July 1, 2024 (the “Sales Agreement”), with H.C. Wainwright & Co., LLC in connection with the ATM Program. On July 1, 2024, the Company amended the Sales Agreement to, among other things, reflect that the shares of common stock issued under the ATM Program will be issued pursuant to the 2023 Registration Statement and the new prospectus supplement.

The foregoing description of the amendment to the Sales Agreement is not complete and is qualified in its entirety by reference to the full text of the amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

The opinion of the Company’s counsel regarding the validity of the shares of common stock offered pursuant to the ATM Program under the new prospectus supplement is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy shares of the Company’s common stock, and there shall not be any sale of such shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The sale of shares of the Company’s common stock is being made only by means of a prospectus and related prospectus supplement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.
5.1	Opinion of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
10.1	Amendment to the At the Market Offering Agreement, dated July 1, 2024, by and between Microbot Medical Inc. and H.C. Wainwright & Co., LLC.
23.1	Consent of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	Chief Executive Officer, President and Chairman

Dated: July 1, 2024